 Exhibit 99.1

Release:	On receipt, February 22, 2021
Media contact:	Jane Slusark, Principal, 515-362-0482, slusark.jane@principal.com Steve Frankel/Barrett Golden/Matthew Sherman Joele Frank, Wilkinson Brimmer Katcher, 212-355-4449
Investor contact:	John Egan, 515-235-9500, egan.john@principal.com

Principal Financial Group Announces Shareholder Value Initiatives

Strategic Review to Optimize Capital Strategy

Two New Independent Directors to be Added to the Board of Directors

(Des Moines, Iowa) – Principal Financial Group® (Nasdaq: PFG) today announced steps to enhance shareholder value by initiating a strategic review of its business mix, capital management, and capital deployment options. Principal® will be adding two new independent directors to its Board of Directors, Maliz Beams and a second director to be named at a later date. These actions, which follow a constructive dialogue with one of Principal’s largest investors, Elliott Investment Management, LP (“Elliott”), build on Principal’s ongoing efforts to drive growth and create value.

“Our success is a product of our commitment to adapt our offerings and ensure alignment with company and shareholder goals, while continuing to meet the evolving needs and demands of our customers,” said Dan Houston, chairman, president, and CEO of Principal. “This review builds on work Principal has consistently undertaken to enhance shareholder returns and will help ensure we remain well positioned for continued growth, future success, and value creation.”

Mark Cicirelli, U.S. Head of Insurance for Elliott, said, “We believe the initiatives Principal announced today will further enhance the positioning of the company’s high-return businesses and drive meaningful shareholder value creation. We are pleased to reach this agreement with Principal, which reflects constructive and positive discussions we have had with the company’s Board and management team, and will result in a rigorous and independent exploration of its strategic options.”

Review of Capital Strategy

The current competitive landscape and recent transaction activity in the life and annuity market suggest a supportive environment for a review. Principal will assess its capital strategy, including organic and inorganic investments, and return of capital to shareholders, with the goals of enhancing shareholder value and strengthening its position as an industry leader. This assessment further builds upon the discipline and focus Principal has consistently demonstrated through the 2019 acquisition of the Wells Fargo Institutional Retirement and Trust business, the recent halt of new sales of its lifetime guaranteed universal life products, and the announced exit from Principal’s retail investment and retirement business in India.

The Finance Committee of the Principal Board, composed of independent directors, including the newly appointed independent director, will oversee the review. In this effort, the Committee will be supported by financial and legal advisors, and will make its recommendations to the full Board. In conjunction with the announcement of this review, the Finance Committee chair will rotate to Clare Richer.

The company intends to announce the results of this review at its 2021 Investor Day.

Maliz Beams Joins Board of Directors

Principal announced that it is appointing Maliz Beams to the company’s Board of Directors as a new independent director. Beams served as CEO of Retirement Solutions of VOYA Financial, President and CEO of Individual and Institutional Services at TIAA-CREF, and Partner of Zurich Scudder Investments, among other leadership roles in the financial services industry. Upon joining the board, Beams will serve on the Finance Committee.

“Maliz brings significant retirement and asset management expertise and proven leadership experience to our Board of Directors,” said Houston. “We look forward to benefiting from her insights.”

Beams said, “I am honored to join the Board of Principal, a company with a storied history and record of service to its customers and communities. I look forward to partnering with my fellow directors to build on the company’s strong foundation, capitalize on the significant opportunities ahead, and deliver continued value for its customers and shareholders.”

As part of today’s announcements, Principal and Elliott have entered into a customary cooperation agreement, as well as an information sharing agreement to facilitate continued dialogue in preparation for the company’s Investor Day.

Goldman Sachs & Co. LLC is serving as financial advisor to Principal and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

About Maliz Beams

Most recently, Maliz Beams served as a U.S. State Department Counselor, responsible for strategy and implementation of the redesign and restructuring of USAID and the State Department. From 2011 to 2015, Beams served as CEO of Retirement Solutions at Voya Financial, where she aligned the strategies and reorganized operations of 12 separately managed units to drive significant improvements in performance. In 2013, she helped lead Voya’s spinoff from ING and subsequent IPO. Prior to Voya, Beams served as President and CEO of Individual and Institutional Services at TIAA-CREF from 2004 to 2010, where, among other achievements, she developed and implemented a strategy that resulted in six years of record growth. Prior to TIAA-CREF, Beams held leadership positions at Zurich Scudder Investments, Fleet Investment Advisors, American Express, and Citigroup.

Beams currently serves as an Advisory Board member of Vestigo Ventures LLC and Cannabis Investment Network. She previously served on the boards of directors of Brightsphere Investment Group Inc. from 2018 to 2020 and Port Financial Corporation from 2002 to 2003. She has also served on the boards of directors and advisory boards of a number of private companies and non-profits.

Beams earned an MBA from Columbia University, a CSS from Harvard University, and a BA from Boston College.

About Principal®

Principal (Nasdaq: PFG) helps people and companies around the world build, protect and advance their financial well-being through retirement, insurance and asset management solutions that fit their lives. Our employees are passionate about helping clients of all income and portfolio sizes achieve their goals – offering innovative ideas, investment expertise and real-life solutions to make financial progress possible. To find out more, visit us at principal.com.

Forward-Looking Statements

This news release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “strategy,” “target,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties. Those risks and uncertainties include, but are not limited to, the risk factors listed in Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the other filings we make with the U.S. Securities and Exchange Commission (the “SEC”). We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information and Where to Find It

Principal plans to file a proxy statement (the “2021 Proxy Statement”) with the SEC in connection with the solicitation of proxies for Principal’s 2021 annual meeting of stockholders (the “Annual Meeting”), together with a proxy card.  STOCKHOLDERS ARE URGED TO READ THE 2021 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT PRINCIPAL FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the 2021 Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by Principal with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at Principal’s website (https://investors.principal.com/investor-relations) or by contacting Innisfree M&A Incorporated by phone at (888) 750-5834, by email at info@innisfreema.com or by mail at 501 Madison Avenue, 20th Floor, New York, NY 10022.

Participants in the Solicitation

Principal, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Annual Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of Principal’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2021 Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in Principal’s definitive proxy statement for its 2020 annual meeting of stockholders (the “2020 Proxy Statement”), filed with the SEC on April 6, 2020. To the extent holdings of Principal’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

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